UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On June 14, 2018, the Board of Directors (the “Board”) of Jaguar Health, Inc. (the “Company”), by resolution contemplated in the Company’s bylaws, increased the size of the Board from six to eight directors. In connection therewith, and to fill one of the two newly created vacancies, the Board appointed Mr. Gregory J. Divis, age 51, to serve as a Class III director of the Company until the 2021 annual meeting of stockholders or until his successor is elected and qualified.

Mr. Divis currently serves as the Chief Operating Officer of Avadel Pharmaceuticals plc (“Avadel”), an emerging branded specialty pharmaceutical company he joined in 2017. Prior to Avadel he served as an Executive-in-Residence and Operating Partner for Linden Capital Partners, a healthcare-focused middle market private equity firm. Previous roles also include President and Chief Executive Officer of Lumara Health, Inc., a specialty-branded pharmaceutical company focused on women’s health, where Mr. Divis led the successful turnaround and transformation of the business resulting in a series of transactions culminating in the successful sale to AMAG Pharmaceuticals, Inc. Mr. Divis has also held such notable roles as Vice President, Business Development & Lifecycle Management at Sanofi-Aventis, and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. He currently serves on the Board of Directors of Mobius Therapeutics and previously served on the Board of Tolero Pharmaceuticals. Mr. Divis is a graduate of the University of Iowa. Mr. Divis’s extensive experience in the pharmaceutical industry and experience as both an executive officer and member of the board of directors of other companies led the Board to conclude that he is qualified to serve as a director of the Company.

On June 18, 2018, the Company issued a press release with respect to the foregoing, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01                   Financial Statements and Exhibits

(d)                  Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 18, 2018.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: June 18, 2018	By:	/s/ Karen S. Wright
Name: Karen S. Wright
Title: Chief Financial Officer

3